DELAWARE GROUP US GOVERNMENT FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
--------------------------------------------------------

AVERAGE ANNUAL COMPOUNDED RATE OF RETURN:

                   n
               P(1+T)=ERV

   ONE
   YEAR
----------

           1
     $1000(1-T)=$1,068.24

T=     6.82%


  THREE
  YEARS
----------

           3
     $1000(1-T)=$1,120.41


T=     3.86%


   FIVE
   YEARS
----------

           5
     $1000(1-T)=$1,398.58


T=     6.94%


  LIFE OF
   FUND
----------

           9.95890411
     $1000(1-T)=$2,064.04



T=     7.55%

DELAWARE GROUP US GOVERNMENT FUND A
TOTAL RETURN PERFORMANCE
THREE MONTHS
----------------------------------------------------------------

Initial Investment                       $1,000.00
Beginning OFFER                          $    8.19
Initial Shares                             122.100

 Fiscal     Beginning    Dividends     Reinvested   Cumulative
  Year        Shares     for Period      Shares        Shares
----------------------------------------------------------------
   1995       122.100        $0.163        2.537         124.637
----------------------------------------------------------------

Ending Shares                             124.637
Ending NAV                              $    7.86
                                       ----------
Investment Return                       $  979.65


Total Return Performance
-----------------
Investment Return                       $  979.65
Less Initial investment                 $1,000.00
                                       ----------
                                          ($20.35) / $1,000.00 x 100

Total Return:                               -2.04%

DELEWARE GROUP US GOVERNMENT FUND A
TOTAL RETURN PERFORMANCE
SIX MONTHS
---------------------------------------------------------------------

Initial Investment                        $1,000.00
Beginning OFFER                               $8.06
Initial Shares                              124.069

  Fiscal       Beginning    Dividends     Reinvested   Cumulative
   Year         Shares      for Period      Shares        Shares
-------------------------------------------------------------------
     1995       124.069        $0.329         5.289         129.358
-------------------------------------------------------------------

Ending Shares
Ending NAV                                  129.358
                                              $7.86
Investment Return                        ----------
                                          $1,016.75

Total Return Performance
-----------------
Investment Return
Less Initial Investment                   $1,016.75
                                          $1,000.00
                                         ----------
                                             $16.75 / $1,000.00 x 100
Total Return:
                                             1.68%

DELAWARE GROUP US GOVERNMENT FUND A
TOTAL RETURN PERFORMANCE
NINE MONTHS
--------------------------------------------------------------------------

Initial Investment                              $1,000.00
Beginning OFFER                                     $8.17
Initial Shares                                    122.399



  Fiscal       Beginning      Dividends      Reinvested    Cumulative
   Year          Shares       for Period        Shares         Shares
-------------------------------------------------------------------------
     1995         122.399          $0.493           7.960         130.359
-------------------------------------------------------------------------

Ending Shares                                     130.359
Ending NAV                                x     $    7.86
                                             ------------
Investment Return                               $1,024.62



Total Return Performance


Investment Return                               $1,024.62
Less Initial Investment                         $1,000.00
                                             ------------
                                                $   24.62 / $1,000.00 x 100


Total Return:                                        2.46%

DELAWARE GROUP US GOVERNMENT FUND A
TOTAL RETURN PERFORMANCE
ONE YEAR
---------------------------------------------------------------

Initial Investment                    $1,000.00
Beginning OFFER                       $    8.40
Initial Shares                          119.048

 Fiscal   Beginning    Dividends     Reinvested    Cumulative
  Year      Shares     for Period      Shares           Shares
----------------------------------------------------------------
   1995     119.048          $0.656      10.388          129.436
----------------------------------------------------------------




Ending Shares                           129.436
Ending NAV                        x   $    7.86
                                   ------------
Investment Return                     $1,017.37

Total Return Performance
-----------------
Investment Return                     $1,017.37
Less Initial Investment               $1,000.00
                                   ------------
                                      $   17.37 / $1,000.00 x 100

Total Return:                              1.74%

DELAWARE GROUP US GOVERNMENT FUND A
TOTAL RETURN PERFORMANCE
THREE YEARS
-----------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning OFFER                              $    9.47
Initial Shares                                 105.597

 Fiscal     Beginning       Dividends       Reinvested      Cumulative
  Year          Shares      for Period         Shares           Shares
-------------------------------------------------------------------------
   1993           105.597        $0.763           9.313           114.910
-------------------------------------------------------------------------
   1994           114.910        $0.714           9.967           124.877
-------------------------------------------------------------------------
   1995           124.877        $0.656          10.898           135.775
-------------------------------------------------------------------------




Ending Shares                                   135.775
Ending NAV                               x    $    7.86
                                            -----------
Investment Return                             $1,067.19

Total Return Performance
-----------------
Investment Return                             $1,067.19
Less Initial Investment                       $1,000.00
                                            -----------
                                             $    67.19 / $1,000.00 x 100




Total Return:                                      6.72%

DELAWARE GROUP US GOVERNMENT FUND A
TOTAL RETURN PERFORMANCE
FIVE YEARS
----------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning OFFER                             $    9.02
Initial Shares                                110.865

Fiscal         Beginning    Dividends    Reinvested     Cumulative
Year              Shares    for Period      Shares          Shares
----------------------------------------------------------------------
 1991              110.865        $0.753       10.073          120.938
----------------------------------------------------------------------
 1992              120.938        $0.769       10.852          131.790
----------------------------------------------------------------------
 1993              131.790        $0.763       11.623          143.413
----------------------------------------------------------------------
 1994              143.413        $0.714       12.441          155.854
----------------------------------------------------------------------
 1995              155.854        $0.656       13.600          169.454
----------------------------------------------------------------------

Ending Shares                             169.454
Ending NAV                        x         $7.86
                                     -------------
Investment Return                       $1,331.91

_________________
Investment Return                       $1,331.91
Less Initial Investment                 $1,000.00
                                     -------------
                                         $331.91 / $1,000.00 x 100


Total Return:                             33.19%

-------------------------------------------------------------------------------

DELAWARE GROUP US GOVERNMENT FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
---------------------------------------------------------------

Initial Investment                      $1,000.00
Beginning OFFER                         $    9.80
Initial Shares                            102.041

    Fiscal      Beginning  Dividends   Reinvested   Cumulative
     Year        Shares    for Period    Shares        Shares
----------------------------------------------------------------
      1986         102.041      $0.919      10.538        112.579
----------------------------------------------------------------
      1987         112.579      $0.946      12.237        124.816
----------------------------------------------------------------
      1988         124.816      $0.818      12.207        137.023
----------------------------------------------------------------
      1989         137.023      $0.772      12.856        149.879
----------------------------------------------------------------
      1990         149.879      $0.749      13.685        163.564
----------------------------------------------------------------
      1991         163.564      $0.753      14.864        178.428
----------------------------------------------------------------
      1992         178.428      $0.769      16.011        194.439
----------------------------------------------------------------
      1993         194.439      $0.763      17.150        211.589
----------------------------------------------------------------
      1994         211.589      $0.714      18.352        229.941
----------------------------------------------------------------
      1995         229.941      $0.656      20.065        250.006
----------------------------------------------------------------

Ending Shares                             250.006
Ending NAV                              $    7.86
                                     ------------
Investment Return                       $1,965.05

Total Return Performance
-----------------
Investment Return                       $1,965.05
Less Initial Investment                 $1,000.00
                                     ------------
                                        $  965.05 / $1,000.00x100

Total Return:                               96.51%

DELAWARE GROUP US GOVERNMENT FUND INSTITUTIONAL
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                n
            P(1 + T) = ERV

  ONE
  YEAR
----------
           1
     $1000(1 - T) = $1,071.36


T =     7.14%


  THREE
  YEARS
----------
           3
     $1000(1 - T) = $1,130.53


T =     4.17%


   FIVE
  YEARS
----------
           5
     $1000(1 - T) =$1,418.29



T =     7.24%


  LIFE OF
   FUND
----------
           9.95890411
     $1000(1 - T) = $2,103.41

T =     7.75%

DELAWARE GROUP US GOVERNMENT FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                      $    7.80
Initial Shares                         128.205

 Fiscal    Beginning    Dividends    Reinvested   Cumulative
  Year       Shares      for Period     Shares          Shares
-------------------------------------------------------------------
   1995       128.205         $0.169      2.761             130.966
-------------------------------------------------------------------



Ending Shares                          130.966
Ending NAV                           $    7.86
                                  ------------
Investment Return                    $1,029.39




Total Return Performance
------------------
Investment Return                    $1,029.39
Less Initial Investment              $1,000.00
                                  ------------
                                     $   29.39 / $1,000.00 x 100

Total Return:                             2.94%

DELAWARE GROUP US GOVERNEMENT FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
SIX MONTHS
-----------------------------------------------------------------------

Initial Investment                     $1,000.00
Beginning OFFER                        $    7.68
Initial Shares                           130.208

 Fiscal       Beginning   Dividends     Reinvested     Cumulative
 Year          Shares     for Period      Shares            Shares
----------------------------------------------------------------------
  1995         130.208        $0.340        5.748              135.956
----------------------------------------------------------------------

Ending Shares                            135.956
Ending NAV                             $    7.86
                                      ----------
Investment Return                      $1,068.61



Total Return Performance
-----------------
Investemnt Return                      $1,068.61
Less Initial Inverstment               $1,000.00
                                      -----------
                                       $   68.61 / $ 1,000.00 x 100


Total Return                                6.86%

DELAWARE GROUP US GOVERNMENT FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
NINE MONTHS
--------------------------------------------------------------------

Initial Investment                     $1,000.00
Beginning OFFER                        $    7.78
Initial Shares                           128.535


 Fiscal    Beginning   Dividends     Reinvested      Cumulative
  Year      Shares     for Period       Shares            Shares
--------------------------------------------------------------------
   1995     128.535         $0.510         8.659             137.194
--------------------------------------------------------------------

Ending Shares                            137.194
Ending NAV                             $    7.86
                                      ----------
Investment Return                      $1,078.34



Total Return Performance
-----------------
Investment Return                      $1,078.34
Less Initial Investment                $1,000.00
                                      ----------
                                       $   78.34 / $1,000.00 x 100


Total Return                                7.83%

DELAWARE GROUP US GOVERNMENT FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
ONE YEAR
------------------------------------------------------------------------

Initial Investment                       $    1,000.00
Beginning OFFER                          $        8.00
Initial Shares                                 125.000

  Fiscal     Beginning       Dividends       Reinvested   Cumulative
   Year        Shares        for Period         Shares        Shares
------------------------------------------------------------------------
    1995      125.000            $0.679         11.305           136.305
------------------------------------------------------------------------

Ending Shares                                 136.305
Ending NAV                               x      $7.86
                                          -----------
Investment Return                           $1,071.36


Total Return Performance
-----------------
Investment Return                           $1,071.36
Less Initial Investment                     $1,000.00
                                          -----------
                                              $ 71.36 / $1,000.00 x 100

Total Return:                                  7.14%

DELAWARE GROUP US GOVERNMENT FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
THREE YEARS
----------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning OFFER                              $    9.02
Initial Shares                                 110.865

  Fiscal    Beginning       Dividends        Reinvested     Cumulative
   Year        Shares       for Period         Shares           Shares
------------------------------------------------------------------------
   1993        110.865          $0.791          11.038           121.903
------------------------------------------------------------------------
   1994        121.903          $0.739           9.087           130.990
------------------------------------------------------------------------
   1995        130.990          $0.679          12.843           143.833
------------------------------------------------------------------------


Ending Shares                                  143.833
Ending NAV                            x      $    7.86
                                         -------------
Investment Return                            $1,130.53


Total Return Performance
-----------------
Investment Return                            $1,130.53
Less Initial Investment                      $1,000.00
                                         -------------
                                             $  130.53 / $1,000.00 x 100


Total Return:                                    13.05%

DELAWARE GROUP US GOVERNMENT FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
FIVE YEARS
-------------------------------------------------------------------

Initial Investment                       $1,000.00
Beginning OFFER                          $    8.59
Initial Shares                             116.414


 Fiscal    Beginning     Dividends     Reinvested   Cumulative
  Year         Shares    for Period       Shares         Shares
-------------------------------------------------------------------
   1991         116.414       $0.774        10.892          127.306
-------------------------------------------------------------------
   1992         127.306       $0.792        11.778          139.084
-------------------------------------------------------------------
   1993         139.084       $0.791        12.737          151.821
-------------------------------------------------------------------
   1994         151.821       $0.739        13.654          165.475
-------------------------------------------------------------------
   1995         165.475       $0.679        14.969          180.444
-------------------------------------------------------------------

Ending Shares                              180.444
Ending NAV                          x    $    7.86
                                       -----------
Investment Return                        $1,418.29



-----------------
Investment Return                        $1,418.29
Less Initial Investment                  $1,000.00
                                       -----------
                                         $  418.29 / $1,000.00x100


Total Return:                                41.83%

DELAWARE GROUP US GOVERNMENT  FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
LIFE OF FUND
--------------------------------------------------------------------------------

Initial Investment                                  $1,000.00
Beginning OFFER                                     $    9.33
Initial Shares                                        107.181

          Fiscal            Beginning  Dividends   Reinvested       Cumulative
           Year              Shares    for Period    Shares             Shares
--------------------------------------------------------------------------------
           1986               107.181       $0.919     12.364            118.252
--------------------------------------------------------------------------------
           1987               118.252       $0.946     12.364            131.105
--------------------------------------------------------------------------------
           1988               131.105       $0.817     12.364            143.927
--------------------------------------------------------------------------------
           1989               143.927       $0.791     12.364            157.822
--------------------------------------------------------------------------------
           1990               157.822       $0.771     12.364            172.655
--------------------------------------------------------------------------------
           1991               172.655       $0.774     12.364            188.807
--------------------------------------------------------------------------------
           1992               188.807       $0.792     12.364            206.273
--------------------------------------------------------------------------------
           1993               206.273       $0.791     12.364            225.163
--------------------------------------------------------------------------------
           1994               225.163       $0.739     12.364            245.411
--------------------------------------------------------------------------------
           1995               245.411       $0.679     12.364            267.610
--------------------------------------------------------------------------------


Ending Shares                                         267.610
Ending NAV                                          $    7.86
                                                    ---------
Investment Return                                   $2,103.41



Total Return Performance
--------------------------
Investment Return                                   $2,103.41
Less Initial Investment                             $1,000.00
                                                    ---------
                                                    $1,103.41 / $1,000.00 x 100


Total Return:                                          110.34%

DELAWARE GROUP US GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning OFFER                                     $    7.80
Initial Shares                                        128.205

Fiscal                      Beginning  Dividends   Reinvested   Cumulative
Year                           Shares  for Period    Shares          Shares
--------------------------  ---------  ----------  ----------   ----------------
  1995                        128.205      $0.149       2.433            130.638
--------------------------  ---------  ----------  ----------   ----------------


Ending Shares                                         130.638
Ending NAV                                      x   $    7.86
                                                   ----------
Investment Return                                   $1,026.81



Total Return Performance
--------------------------
Investment Return                                   $1,026.81
Less Initial Investment                             $1,000.00
                                                   ----------
                                                    $   26.81 / $1,000.00 x 100


Total Return:                                            2.68%

DELAWARE GROUP US GOVERMENT FUNB B
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDED CDSC)
--------------------------------------------------------------------------------

Initial Investment                                  $1,000.00
Beginning OFFER                                     $    7.80
Initial Shares                                        128.205

Fiscal                      Beginning  Dividends   Reinvested   Cumulative
 Year                         Shares   for Period    Shares         Shares
--------------------------------------------------------------------------------
  1995                          128.205      $0.149       2.433          130.638
--------------------------------------------------------------------------------


Ending Shares                                         130.638
Ending NAV                                    x     $    7.86
                                                    ---------
                                                    $1,026.81
Less CDSC                                           $   40.00
                                                    ---------
Investment Return                                   $  986.81


Total Return Performance
------------------
Investment Return                                   $  986.81
Less Intial Investment                              $1,000.00
                                                    ---------
                                                      ($13.19) /$1,000.00x100


Total Return                                            -1.32%

DELAWARE GROUP US GOVERMENT FUND B
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)
-----------------------------------------------------------------------

Initial Investment                                  $1,000.00
Beginning OFFER                                     $    7.68
Initial Shares                                        130.208

 Fiscal     Beginning    Dividends      Reinvested      Cumulative
  Year        Shares     for Period        Shares            Shares
-----------------------------------------------------------------------
   1995        130.208        $0.301          5.081             135.289
-----------------------------------------------------------------------

Ending Shares                               135.289
Ending NAV                                $    7.86
                                        -----------
Investment Return                         $1,063.37


Total Return Performance
-----------------
Investment Return                         $1,063.37
Less Initial Investment                   $1,000.00
                                        -----------
                                          $   63.37 / $1,000.00 x 100


Total Return:                                  6.34%

DELAWARE GROUP US GOVERMENT FUND B
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)
----------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning OFFER                              $    7.68
Initial Shares                                 130.208

 Fiscal    Beginning      Dividend       Reinvested     Cumulative
  Year         Shares     for Period         Shares        Shares
----------------------------------------------------------------------
   1995         130.208         $0.301           5.081         135.289
----------------------------------------------------------------------

Ending Shares                                  135.289
Ending NAV                              x    $    7.86
                                            ----------
                                             $1,063.37
Less CDSC                                    $   40.00
                                            ----------
Investment Return                            $1,023.37

Total Return Performance
-----------------
Investment Return                            $1,023.37
Less Initial Investment                      $1,000.00
                                            ----------
                                             $   23.37 / $1,000.00 x 100


Total Return:                                     2.34%

DELAWARE GROUP US GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
------------------------------------------------------------------

Initial Investment                    $1,000.00
Beginning OFFER                       $    7.78
Initial Shares                          128.535

 Fiscal     Beginning    Dividends    Reinvested    Cumulative
  Year       Shares      for Period     Shares           Shares
------------------------------------------------------------------
   1995       128.535         $0.452      7.645            136.180
------------------------------------------------------------------

Ending Shares                           136.180
Ending NAV                            $    7.86
                                     ----------
 Investment Return                    $1,070.37



Total Return Performance
--------------------------
Investment Return                     $1,070.37
Less Initial Investment               $1,000.00
                                     ----------
                                      $   70.37  / $1,000.00 x 100


Total Return                               7.04%

DELAWARE GROUP US GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
---------------------------------------------------------------------------

Initial Investment                     $1,000.00
Beginning OFFER                        $    7.78
Initial Shares                           128.535

 Fiscal     Beginning    Dividends     Reinvested     Cumulative
  Year       Shares      for Period      Shares               Shares
---------------------------------------------------------------------------
   1995       128.535         $0.452       7.645                    136.180
---------------------------------------------------------------------------


Ending Shares                            136.180
Ending NAV                             $    7.86
                                      ----------
                                       $1,070.37
Less CDSC                              $   40.00
                                      ----------
Investment Return                      $1,030.37


Total Return Performance
-----------------
Investment Return                      $1,030.37
Less Initial Investment                $1,000.00
                                      ----------
                                       $   30.37 / $1,000.00 x 100


Total Return                                3.04%

DELAWARE GROUP US GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                  $1,000.00
Beginning OFFER                                     $    8.00
Initial Shares                                         125.00


Fiscal                      Beginning  Dividends   Reinvested   Cumulative
Year                        Shares     for Period      Shares   Shares
---------------------------------------------------------------------------------
 1995                        125.000      $0.601       9.960             134.960
---------------------------------------------------------------------------------


Ending Shares                                         138.960
Ending NAV                                          $    7.86
                                                    ---------
Investment Return                                   $1,060.79



Total Return Performance
------------------
Investment Return                                   $1,060.79
Less Initial Investment                             $1,000.00
                                                    ---------
                                                    $   60.79 / $1,000.00 x 100


Total Return                                             6.08%

DELAWARE GROUP US GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                  $1,000.00
Beginning OFFER                                     $    8.00
Initial Shares                                        125.000


Fiscal                      Beginning   Dividends  Reinvested  Cumulative
Year                           Shares  for Period      Shares  Shares
--------------------------------------------------------------------------------
  1995                        125.000      $0.601       9.960  134.960
--------------------------------------------------------------------------------


Ending Shares                                         134.960
Ending NAV                                            x $7.86
                                                    ---------
                                                    $1,060.79
Less CDSC                                           $   39.30

                                                    ---------

Investment Return                                   $1,021.49



Total Return Performance
------------------
Investment Return                                   $1,021.49
Less Initial Investment                             $1,000.00
                                                    ---------
                                                    $   21.49 / $1,000.00 x 100




Total Return:                                            2.15%

DELAWARE GROUP US GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)
---------------------------------------------------------------------

Initial Investment                     $1,000.00
Beginning OFFER                        $    8.19
Initial Shares                           122.100


 Fiscal    Beginning    Dividends      Reinvested     Cumulative
  Year       Shares     for Periods      Shares            Shares
---------------------------------------------------------------------
   1994       122.100        $0.151        2.324              124.424
---------------------------------------------------------------------
   1995       124.424        $0.601        9.913              134.337
---------------------------------------------------------------------

Ending Shares                            134.337
Ending NAV                             $    7.86
                                      ----------
Investment Return                      $1,055.89




Total Return Performance
-----------------
Investment Return                      $1,055.89
Less Initial Investment                $1,000.00
                                      ----------
                                       $   55.89 / $1,000.00 x 100


Total Return:                               5.59%

DELAWARE GROUP US GOVERNMENT FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
----------------------------------------------------------

AVERAGE ANNUAL COMPOUNDED RATE OF RETURN:

                 n
             P(1 + T) = ERV

   ONE
   YEAR
----------

              1
       $1000(1 - T) = $1,021.49

T =     2.15%



  LIFE OF
   FUND
----------
             1.24931507
       $1000(1 - T) = $1,017.50


T =       1.40%

DELAWARE GROUP US GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                      $1,000.00
Beginning OFFER                         $    8.19
Initial Shares                            122.100

 Fiscal     Beginning    Dividends      Reinvested     Cumulative
  Year        Shares     for Period       Shares               Shares
-----------------------------------------------------------------------
   1994        122.100        $0.151        2.324               124.424
-----------------------------------------------------------------------
   1995        124.424        $0.601        9.913               134.337
-----------------------------------------------------------------------


Ending Shares                             134.337
Ending NAV                              $    7.86
                                       ----------
                                        $1,055.89
Less CDSC                               $   38.39
                                       ----------
Investment Return                       $1,017.50


Total Return Performance
-----------------
Investment Return                       $1,017.50
Less Initial Investment                 $1,000.00
                                       ----------
                                        $   17.50 / $1,000.00 x 100




Total Return:                                1.75%

                                  Delaware U.S. Government Fund Institutional
                               Yeild Quotation for the Month Ended July 31, 1995


Interest Earned                          $   53,615.03
Expenses Accrued                         $    6,721.81
Net Income                               $   46,893.22
Average Shares Outstanding                1,064,669.90
Maximum Offering Price
 July 31,1995                            $        7.86
Yeild                                             6.82%

U.S. Government Fund Institutional
 Yeild;                                               2[(53,615-6,722+1)6-1]=6.82%
                                                       [(1,064,670x7.86)

                      Delaware U.S. Government Fund B
            Yeild Quotation for the Month Ended July 31, 1995

Interest Earned                   $ 46,576.85
Expenses Accrued                  $ 12,055.21
Net Income                        $ 34,521.64
Average Shares Outstanding        924,907.908
Maximum Offering Price
July 31, 1995                     $      7.86
Yeild                                   5.77%
U.S. Government Fund B Yeild:                2[(46,577-12,055 +1)6-1]= 5.77%
                                               --------------
                                              [(924,908x7.86)



                                       Delaware U.S. Government Fund A
                               Yeild Quotation for the Month Ended July 31, 1995

Interest Earned                  $  1,324,350.67
Expenses Accrued                 $    218,267.45
Net Income                       $  1,106,083.22
Average Shares Outstanding        26,298,524.224
Maximum Offering Price
 July 31, 1995                   $          8.25
Yeild                                       6.20%

U.S. Government Fund A Yeild:                   2  [(1,324,351-218,267  + 1) 6-1]=6.20%
                                                     -----------------
                                                   [(26,298,524x8.25)]